November 1, 2010

Dreyfus/Newton International Equity Fund

Dreyfus Dynamic Alternatives Fund

Dreyfus/The Boston Company International Core Equity Fund

Supplement to Current Prospectus

The following information supplements and supersedes any contrary information contained in the fund’s prospectus.

Effective December 15, 2010, the fund will no longer assess a redemption fee on shares that are redeemed or exchanged before the end of the required holding period.  The fund reserves the right to reimpose a redemption fee in the future.